Exhibit 10.1

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of October 1, 2012 by and among Glowpoint, Inc., a Delaware corporation (the “Company”) and each of the other signatories hereto (each a “Holder”).

WHEREAS, the Company, GPAV Merger Sub, Inc., a Delaware corporation (“Merger Sub”) and Affinity VideoNet, Inc., a Delaware corporation (“AV”) are parties to that certain Agreement and Plan of Merger, dated as of August 12, 2012 (the “Merger Agreement”), pursuant to which Merger Sub will merge with and into AV, with AV continuing as the surviving corporation (the “Transaction”);

WHEREAS, the Holders currently hold all of the issued and outstanding equity interests of AV and, as partial consideration therefore in the Transaction, each Holder shall receive the number of shares of the Company’s common stock (the “Company’s Common Stock”) set forth opposite such Holder’s name on Exhibit A hereto (collectively, the “Shares”); and

WHEREAS, the Company has agreed to grant to the Holders the registration rights described in this Agreement (the “Registration Rights”).

NOW, THEREFORE, the parties hereto, in consideration of the foregoing, the mutual covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, hereby agree as follows:

SECTION 1.	DEFINITIONS

The following capitalized terms used herein have the following meanings:

“Business Day” any Monday, Tuesday, Wednesday, Thursday or Friday other than a day on which banks and other financial institutions are authorized or required to be closed for business in the State of New York.

“Closing Date” means the date on which the transactions contemplated by the Merger Agreement are consummated.

“Commission” means the Securities and Exchange Commission.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Holders’ Representative” means Peter Holst.

“Person” means any individual, corporation, partnership, joint venture, limited liability company, estate, trust, unincorporated association, any federal, state, county or municipal government or any bureau, department or agency thereof and any fiduciary acting in such capacity on behalf of any of the foregoing.

“Prospectus” means the prospectus or prospectuses included in the Registration Statement, including any documents incorporated therein by reference.

“Registrable Securities” means the Shares and any additional shares of the Company’s Common Stock issued with respect thereto by way of share dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise, and any shares of the Company’s Common Stock issuable upon conversion, exercise or exchange thereof.  For the avoidance of doubt, any shares of the Company’s Common Stock issued to Peter Holst pursuant to the Employment Agreement, dated the date hereof, by and between the Company and Peter Holst will be issued under the Company’s equity incentive plan, and registered pursuant to the Form S-8 relating thereto.  Such shares are therefore not Registrable Securities for purposes of this Agreement.

“Registration Statement” means a registration statement on Form S-3 (or any successor form) of the Company covering the Registrable Securities, including any documents incorporated therein by reference and the Lender Shares (as defined below) under the circumstances described in Section 2.6 below.

“Securities Act” means the Securities Act of 1933, as amended.

“Suspension Event” is defined in Section 2.2(a) hereof.

SECTION 2.	REGISTRATION RIGHTS

2.1 Mandatory Registration.

(a) Upon the terms and subject to the conditions set forth in this Agreement, the Company shall file the Registration Statement with the Commission as soon as practicable after the Closing Date and in any event within ninety (90) calendar days after the Closing Date.  The Company represents that, as of the date of this Agreement, it meets the requirements for the use of Form S-3 (or any successor form) for registration of the Registrable Securities, and that it may register all of the Registrable Securities on Form S-3.  The Registration Statement shall register the Registrable Securities, the Lender Shares (as defined below) under the circumstances described in Section 2.6 below and no other securities of the Company.  The Holders’ Representative shall have a reasonable opportunity to review and comment upon the Registration Statement or amendment to the Registration Statement and any related Prospectus prior to its filing with the Commission.  The Holders shall furnish all information reasonably requested by the Company for inclusion therein.  The Company shall use its reasonable efforts to have the Registration Statement or amendment declared effective by the Commission at the earliest possible date following the filing thereof.  The Company shall use its reasonable efforts to keep the Registration Statement effective pursuant to Rule 415 promulgated under the Securities Act (or any successor rule providing for offering securities on a continuous basis) and available for sales of all of the Registrable Securities at all times until the earliest of (i) the date that is two (2) years after the date of effectiveness of the Registration Statement, (ii) the date on which all of the Registrable Securities covered by the Registration Statement are eligible for sale without registration pursuant to Rule 144 (or any successor provision) under the Securities Act without volume limitations or other restrictions on transfer thereunder, or (iii) the date on which the last Holder consummates the sale of all of the Registrable Securities registered under the Registration Statement.  The Company hereby undertakes and agrees that the Registration Statement (including any amendments or supplements thereto and Prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

(b) The Company shall, as required by applicable securities regulations, and at all times throughout the period during which the Registration Statement remains effective, file with the Commission, pursuant to Rule 424 promulgated under the Securities Act, the Prospectus and Prospectus supplements, if any, to be used in connection with sales of the Registrable Securities under the Registration Statement.  The Holders’ Representative and its counsel shall have a reasonable opportunity to review and comment upon such prospectus prior to its filing with the Commission.

(c) All offers and sales of Registrable Securities covered by the Registration Statement by the Holders thereof shall be completed within the period during which the Registration Statement remains effective and not the subject of any stop order, injunction or other order of the Commission.  Upon notice that the Registration Statement is no longer effective, the Holders will not offer or sell the Registrable Securities covered by the Registration Statement.  If directed in writing by the Company, the Holders will return or destroy all undistributed copies of the related Prospectus in the Holders’ possession upon the expiration of such period, except that each Holder may retain one copy solely for its files.

2.2 Suspension of Offering.

(a) Notwithstanding Section 2.1 hereof, after the filing of the Registration Statement, the Company shall be entitled from time to time to require the Holders not to sell under a Registration Statement or to suspend the effectiveness thereof, if (i) the Company determines in good faith that such registration and/or offering would materially and adversely affect any offering of securities of the Company, or (ii) the negotiation or consummation of a transaction by the Company or its subsidiaries is pending or an event has occurred, which negotiation, consummation or event would require additional disclosure by the Company in the Registration Statement of material information which the Company has a bona fide business purpose for keeping confidential and the non-disclosure of which in the Registration Statement would be expected, in the Company’s reasonable determination, to cause the Registration Statement to fail to comply with applicable disclosure requirements (each such circumstance a “Suspension Event”); provided, however, that the Company may not delay, suspend or withdraw the Registration Statement for more than thirty (30) days at any one time, or more than three times in any twenty-four (24) month period.  Upon receipt of any written notice from the Company of the happening of any Suspension Event during the period the Registration Statement is effective or if as a result of a Suspension Event the Registration Statement or related Prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made (in the case of the Prospectus) not misleading, each Holder agrees that (x) it will immediately discontinue offers and sales of the Registrable Securities under the Registration Statement until the Holders receive copies of a supplemental or amended Prospectus (which the Company agrees to promptly prepare) that corrects the misstatement(s) or omission(s) referred to above and receives notice that any post-effective amendment has become effective or unless otherwise notified by the Company that it may resume such offers and sales, and (y) it will maintain the confidentiality of any information included in the written notice delivered by the Company unless otherwise required by law or subpoena.  If so directed by the Company, the Holders will deliver to the Company all copies of the Prospectus covering the Registrable Securities current at the time of receipt of such notice, other than permanent file copies then in the possession of the Holders’ counsel.

(b) If all reports required to be filed by the Company pursuant to the Exchange Act have not been filed by the required date taking into account any permissible extension, upon written notice thereof by the Company to the Holders’ Representative, the rights of the Holders to offer, sell or distribute any Registrable Securities pursuant to the Registration Statement or to require the Company take action with respect to the registration or sale of any Registrable Securities pursuant to any Registration Statement shall be suspended until the date on which the Company has filed such reports, and the Company shall notify the Holders’ Representative in writing as promptly as practicable when such suspension is no longer required.

2.3 Qualification.  The Company shall file such documents and take such other actions as necessary to register or qualify the Registrable Securities to be covered by the Registration Statement by the time the Registration Statement is declared effective by the Commission under all applicable state securities or “blue sky” laws of such jurisdictions as the Holders’ Representative may reasonably request in writing, and shall use commercially reasonable efforts to keep each such registration or qualification effective during the period the Registration Statement is required to be kept effective pursuant to this Agreement or during the period offers or sales are being made by the Holders, whichever is shorter, and to do any and all other similar acts and things which may be reasonably necessary or advisable to enable the Holders to consummate the disposition of the Registrable Securities in each such jurisdiction; provided, however, that the Company shall not be required to (i) qualify generally to do business in any jurisdiction or to register as a broker or dealer in such jurisdiction where it would not otherwise be required to qualify but for this Agreement, (ii) take any action that would cause it to become subject to any taxation in any jurisdiction where it would not otherwise be subject to such taxation or (iii) take any action that would subject it to the general service of process in any jurisdiction where it is not then so subject.

2.4 Additional Obligations of the Company. When the Company is required to effect the registration of Registrable Securities under the Securities Act pursuant to Section 2.1 of this Agreement, subject to Section 2.2 hereof, the Company shall:

(a) prepare and file with the Commission such amendments (including post-effective amendments) and supplements as to the Registration Statement and the Prospectus used in connection therewith as may be necessary (i) to keep the Registration Statement effective and (ii) to comply with the provisions of the Securities Act with respect to the disposition of the Registrable Securities covered by the Registration Statement, in each case for such time as is contemplated in Section 2.1;

(b) promptly furnish, without charge, to the Holders such number of copies of the Registration Statement, each amendment and supplement thereto (in each case including all exhibits), and the Prospectus included in the Registration Statement (including each preliminary Prospectus) in conformity with the requirements of the Securities Act as the Holders may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities owned by the Holders;

(c) notify the Holders’ Representative: (i) when the Registration Statement, any pre-effective amendment, the Prospectus or any prospectus supplement related thereto or post-effective amendment to the Registration Statement has been filed, and, with respect to the Registration Statement or any post-effective amendment, when the same has become effective (ii) upon delivery of each item of written correspondence by or on behalf of the Company to the Commission, and upon receipt of each item of written correspondence from the Commission relating to the Registration Statement, and provide a copy of the same to the Holders’ Representative, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation or threat of any proceedings for that purpose, and (vi) of the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the securities or “blue sky” laws of any jurisdiction or the initiation of any proceeding for such purpose;

(d) promptly use its reasonable efforts to prevent the issuance of any order suspending the effectiveness of the Registration Statement, and, if any such order suspending the effectiveness of the Registration Statement is issued, shall promptly use its reasonable efforts to obtain the withdrawal of such order at the earliest possible moment;

(e) following the effectiveness of the Registration Statement and thereafter until the sooner of completion, abandonment or termination of the offering or sale contemplated thereby and the  expiration of the period during which the Company is required to maintain the effectiveness of the related Registration Statement, promptly notify the Holders’ Representative: (i) of the existence of any fact of which the Company is aware or the happening of any event which has resulted in (A) the Registration Statement, as then in effect, containing an untrue statement of a material fact or omitting to state a material fact required to be stated therein or necessary to make any statements therein not misleading or (B) the Prospectus included in such Registration Statement containing an untrue statement of a material fact or omitting to state a material fact required to be stated therein or necessary to make any statements therein, in the light of the circumstances under which they were made, not misleading, and (ii) of the Company’s reasonable determination that a post-effective amendment to the Registration Statement would be appropriate or that there exist circumstances not yet disclosed to the public which make further sales under the Registration Statement inadvisable pending such disclosure and post-effective amendment; and, if the notification relates to any event described in either of the clauses (i) or (ii) of this Section 2.4(e), subject to Section 2.2 above, at the request of the Holders’ Representative, the Company shall prepare and, to the extent the exemption from the prospectus delivery requirements in Rule 172 under the Securities Act is not available, furnish to the Holders a reasonable number of copies of a supplement or post-effective amendment to the Registration Statement or related Prospectus or file any other required document so that (1) the Registration Statement shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (2) as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(f) use commercially reasonable efforts to cause all such Registrable Securities to be listed on the national securities exchange on which the Common Stock is then listed, if the listing of Registrable Securities is then permitted under the rules of such national securities exchange; and

(g) if requested by the Holders’ Representative, incorporate in a Prospectus supplement or post-effective amendment such information concerning the Holders or the intended method of distribution as the Holders reasonably request to be included therein and is reasonably necessary to permit the sale of the Registrable Securities pursuant to the Registration Statement, including, without limitation, information with respect to the number of Registrable Securities being sold, the purchase price being paid therefor and any other material terms of the offering of the Registrable Securities to be sold in such offering; provided, however, that the Company shall not be obligated to include in any such Prospectus supplement or post-effective amendment any requested information that is not required by the rules of the Commission and is unreasonable in scope compared with the Company’s most recent Prospectus or Prospectus supplement used in connection with a primary or secondary offering of equity securities by the Company.

2.5 Obligations of the Holders.  In connection with the Registration Statement, each Holder agrees to cooperate with the Company in connection with the preparation of the Registration Statement, and each Holder agrees that it will (i) respond within ten (10) Business Days to any reasonable written request by the Company to provide or verify information regarding such Holder or the Registrable Securities (including the proposed manner of sale) that may be required to be included in such Registration Statement and related Prospectus pursuant to the rules and regulations of the Commission, and (ii) provide in a timely manner information regarding the proposed distribution by such Holder of the Registrable Securities and such other information as may be reasonably requested by the Company from time to time in connection with the preparation of and for inclusion in the Registration Statement and related Prospectus.

2.6 Registration of Lender Shares.  The Company is also party to that certain Stock Purchase and Registration Rights Agreement, dated the date hereof (the “Lender Registration Rights Agreement”), with Escalate Capital Partners SBIC I, L.P. (the “Lender”), outlining the Lender’s registration rights with respect to the shares of the Company’s Common Stock described therein (the “Lender Shares”).  In the event the Lender is granted the right under the Lender Registration Rights Agreement to have Lender Shares covered under the Registration Statement, then the Registration Statement may include Lender Shares as and to the extent provided for in the Lender Registration Rights Agreement.

SECTION 3.	INDEMNIFICATION; CONTRIBUTION

3.1 Indemnification by the Company.  The Company agrees to indemnify and hold harmless the Holders and each Person, if any, who controls the Holders within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and any of their partners, members, officers, directors, employees or representatives, as follows, in connection with the registration or sale of Registrable Securities:

(i) against any and all loss, liability, claim, damage, judgment and expense whatsoever, as incurred, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto) pursuant to which the Registrable Securities were registered under the Securities Act, including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (or any amendment or supplement thereto), including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or any violation by the Company of the Securities Act, the Exchange Act or state securities laws, or any rule or regulation promulgated thereunder;

(ii) against any and all loss, liability, claim, damage, judgment and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Company; and

(iii) against any and all expense whatsoever, as incurred (including reasonable fees and disbursements of counsel), reasonably incurred in investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, in each case whether or not a party, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (i) or (ii) above;

provided, however, that the indemnity provided pursuant to this Section 3.1 does not apply to any Holder with respect to any loss, liability, claim, damage, judgment or expense to the extent arising out of (A) any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by such Holder expressly for use in the Registration Statement (or any amendment thereto) or the Prospectus (or any amendment or supplement thereto), or (B) such Holder’s failure to deliver an amended or supplemental Prospectus furnished to such Holder by the Company, if such loss, liability, claim, damage, judgment or expense would not have arisen had such delivery occurred.

3.2 Indemnification by Holder.  Each Holder agrees to indemnify and hold harmless the Company, and each of its directors and officers (including each director and officer of the Company who signed a Registration Statement), each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and each other Holder as follows, in connection with the registration or sale of Registrable Securities:

(i) against any and all loss, liability, claim, damage, judgment and expense whatsoever, as incurred, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto) pursuant to which the Registrable Securities of such Holder were registered under the Securities Act, including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (or any amendment or supplement thereto), including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(ii) against any and all loss, liability, claim, damage, judgment and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Holders’ Representative; and

(iii) against any and all expense whatsoever, as incurred (including reasonable fees and disbursements of counsel), reasonably incurred in investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, in each case whether or not a party, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (i) or (ii) above;

provided, however, that the indemnity provided pursuant to this Section 3.2 shall only apply with respect to any loss, liability, claim, damage, judgment or expense to the extent arising out of (A) any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by such Holder expressly for use in the Registration Statement (or any amendment thereto) or the Prospectus (or any amendment or supplement thereto) or (B) such Holder’s failure to deliver an amended or supplemental Prospectus furnished to such Holder by the Company, if such loss, liability, claim, damage or expense would not have arisen had such delivery occurred.

3.3 Conduct of Indemnification Proceedings.  An indemnified party hereunder shall give reasonably prompt notice to the indemnifying party of any action or proceeding commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify the indemnifying party (i) shall not relieve the indemnifying party from any liability which it may have under the indemnity agreement provided in Sections 3.1 or 3.2 above, unless and only to the extent it did not otherwise learn of such action and the lack of notice by the indemnified party results in the forfeiture by the indemnifying party of substantial rights and defenses, and (ii) shall not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided under Sections 3.1 or 3.2 above.  If the indemnifying party so elects within a reasonable time after receipt of such notice, the indemnifying party may assume the defense of such action or proceeding at such indemnifying party’s own expense with counsel chosen by the indemnifying party and approved by the indemnified party, which approval shall not be unreasonably withheld; provided, however, that the indemnifying party will not settle, compromise or consent to the entry of any judgment with respect to any such action or proceeding without the written consent of the indemnified party unless such settlement, compromise or consent secures the unconditional release of the indemnified party of all liability at no cost or expense to the indemnified party; and provided further, that, if the indemnified party reasonably determines that a conflict of interest exists where it is advisable for the indemnified party to be represented by separate counsel or that, upon advice of counsel, there may be legal defenses available to it which are different from or in addition to those available to the indemnifying party, then the indemnifying party shall not be entitled to assume such defense and the indemnified party shall be entitled to separate counsel at the indemnifying party’s expense.  If the indemnifying party is not entitled to assume the defense of such action or proceeding as a result of the second proviso to the preceding sentence, the indemnifying party’s counsel shall be entitled to conduct the indemnifying party’s defense and counsel for the indemnified party shall be entitled to conduct the defense of the indemnified party, it being understood that both such counsel will cooperate with each other to conduct the defense of such action or proceeding as efficiently as possible.  If the indemnifying party is not so entitled to assume the defense of such action or does not assume such defense, after having received the notice referred to in the first sentence of this paragraph, the indemnifying party will pay the reasonable fees and expenses of counsel for the indemnified party.  In such event, however, the indemnifying party will not be liable for any settlement effected without the written consent of the indemnifying party (which consent will not be unreasonably withheld).  If an indemnifying party is entitled to assume, and assumes, the defense of such action or proceeding in accordance with this paragraph, the indemnifying party shall not be liable for any fees and expenses of counsel for the indemnified party incurred thereafter in connection with such action or proceeding.

3.4 Contribution.

(a) In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in Sections 3.1 and 3.2 above is for any reason held to be unenforceable by the indemnified party although applicable in accordance with its terms, the Company and the applicable Holder shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity agreement incurred by the Company and the applicable Holder, in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the applicable Holder on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities, or expenses.  The relative fault of the indemnifying party and indemnified party shall be determined by reference to, among other things, whether the action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, the indemnifying party or the indemnified party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action.

(b) The parties hereto agree that it would not be just or equitable if contribution pursuant to this Section 3.4 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph.

(c) Notwithstanding the foregoing, no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.  For purposes of this Section 3.4, each Person, if any, who controls the applicable Holder within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as the applicable Holder, and each director of the Company, each officer of the Company who signed a Registration Statement and each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as the Company.

SECTION 4.	EXPENSES

The Company shall pay all expenses incident to the performance by the Company of its registration obligations under Section 2 above, including (i) Commission, stock exchange and FINRA registration and filing fees, (ii) all fees and expenses incurred in complying with securities or “blue sky” laws (including reasonable fees, charges and disbursements of counsel to any underwriter incurred in connection with “blue sky” qualifications of the Registrable Securities as may be set forth in any underwriting agreement), (iii) all printing, messenger and delivery expenses, (iv) the fees, charges and expenses of counsel to the Company and of its independent public accountants and any other accounting fees, charges and expenses incurred by the Company (including, without limitation, any expenses arising from any “comfort” letters or any special audits incident to or required by any registration or qualification), and (v) the fees, charges and expenses of one firm of counsel for the Holders.  Each Holder shall be responsible for the payment of any brokerage and sales commissions, fees and disbursements of such Holder’s counsel, accountants and other advisors (except as contemplated by the preceding sentence), and any transfer taxes relating to the sale or disposition of the Registrable Securities by such Holder pursuant to this Agreement.

SECTION 5.	RULE 144 COMPLIANCE

The Company covenants that it will use its reasonable efforts to timely file the reports required to be filed by the Company under the Securities Act and the Exchange Act so as to enable the Holders to sell the Registrable Securities pursuant to Rule 144 under the Securities Act.  In connection with any sale, transfer or other disposition by the Holders of any Registrable Securities pursuant to Rule 144 under the Securities Act, the Company shall cooperate with the Holders’ Representative to facilitate the timely preparation and delivery of certificates representing the Registrable Securities to be sold and not bearing any Securities Act legend, and enable certificates for such Registrable Securities to be for such number of shares and registered in such names as the Holders may reasonably request at least five (5) Business Days prior to any sale of Registrable Securities hereunder.

SECTION 6.	MISCELLANEOUS

6.1 Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and it will not be necessary in making proof of this Agreement or the terms of this Agreement to produce or account for more than one of such counterparts.  All counterparts shall constitute one and the same instrument.  Each party may execute this Agreement via a facsimile (or transmission of a .pdf file) of this Agreement.  In addition, facsimile or .pdf signatures of authorized signatories of the parties shall be valid and binding and delivery of a facsimile or .pdf signature by any party shall constitute due execution and delivery of this Agreement.

6.2 Resolution of Conflicts; Arbitration.  Any claim or dispute arising our of or related to this Agreement, or the interpretation, making, performance, breach or termination thereof, shall (except as specifically set forth in this Agreement) be finally settled by binding arbitration in the County of Denver, State of Colorado in accordance with the then current Commercial Arbitration Rules of the American Arbitration Association and judgment upon the award rendered may be entered in any court having jurisdiction thereof.  The arbitrator(s) shall have the authority to grant any equitable and legal remedies that would be available in any judicial proceeding instituted to resolve a dispute.

(a) Selection of Arbitrators.  Such arbitration shall be conducted by a single arbitrator chosen by mutual agreement of the Company and the Sellers’ Representative.  Alternatively, at the request of either party before the commencement of arbitration, the arbitration shall be conducted by three independent arbitrators, none of whom shall have any competitive interests with the Company or Sellers’ Representative.  The Company and Sellers’ Representative shall each select one arbitrator.  The two arbitrators so selected shall select a third arbitrator.

(b) Discovery.  The arbitrator or arbitrators, as the case may be, shall set a limited time period and establish procedures designed to reduce the cost and time for discovery while allowing the parties an opportunity, adequate in the sole judgment of the arbitrator or majority of the three arbitrators, as the case may be, to discover relevant information from the opposing parties about the subject matter of the dispute.  The arbitrator, or a majority of the three arbitrators, as the case may be, shall rule upon motions to compel or limit discovery and shall have the authority to impose sanctions for discovery abuses, including attorneys’ fees and costs, to the same extent as a competent court of law or equity, should the arbitrators or a majority of the three arbitrators, as the case may be, determine that discovery was sought without substantial justification or that discovery was refused or objected to without substantial justification.

(c) Decision.  The decision of the arbitrator or a majority of the three arbitrators, as the case may be, as to the validity and amount of any claim in an officer’s certificate shall be final, binding, and conclusive upon the parties to this Agreement.  Such decision shall be written and shall be supported by written findings of fact and conclusions which shall set forth the award, judgment, decree or order awarded by the arbitrator(s).  Within thirty (30) days of a decision of the arbitrator(s) requiring payment by one party to another, such party shall make the payment to such other party.

(d) Other Relief.  The parties to the arbitration may apply to a court of competent jurisdiction for a temporary restraining order, preliminary injunction or other interim or conservatory relief, as necessary, without breach of this arbitration provision and without abridgement of the powers of the arbitrator(s).

(e) Costs and Expenses.  The parties agree that each party shall pay its own costs and expenses (including counsel fees) of any such arbitration, and each party waives its right to seek an order compelling the other party to pay its portion of its costs and expenses (including counsel fees) for any arbitration.

6.3 Governing Law.  This Agreement shall be governed by, and construed in accordance with, the Laws of the State of Delaware, without giving effect to any applicable principles of conflict of laws that would cause the Laws of another state otherwise to govern this Agreement.

6.3 Amendment; Waiver.  This Agreement may not be amended without the express written agreement signed by Glowpoint and the Holders’ Representative.  No provision of this Agreement may be waived without the express written agreement signed by the party making such waiver (provided that the Holders’ Representative shall be able to waive the rights of the Holders collectively but not of any Holder’s individual rights hereunder).  The failure of any party to assert any of its rights under this Agreement or otherwise will not constitute a waiver of such rights.

6.4 Entire Agreement.  This Agreement and schedules hereto constitute the entire agreement and supersede conflicting provisions set forth in all other prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof and thereof, as the case may be.

6.5 Assignment; Successors and Assigns.  This Agreement and the rights granted hereunder may not be assigned by the Holders without the written consent of the Company; provided, however, that any Holder may, if Holder is an individual, transfer this Agreement and such Holder’s rights under this Agreement in the event of a (x) transfer of the Registrable Securities to any member of such Holder’s immediate family for estate planning purposes, and (y) transfer of Registrable Securities upon the death of such Holder (each, a “Permitted Transfer”); provided, further, that any such transfer shall be a Permitted Transfer only if, as a condition to such transfer, the transferee agrees in writing to be bound by this Agreement.  This Agreement shall inure to the benefit of and be binding upon all of the parties hereto and their respective heirs, executors, personal and legal representatives, successors and permitted assigns, including, without limitation, any successor of the Company by merger, acquisition, reorganization, recapitalization or otherwise.

6.6 Titles.  The titles and captions of the sections, subsections and paragraphs of this Agreement are included for convenience of reference only and shall have no effect on the construction or meaning of this Agreement.

6.7 Third Party Beneficiary.  Except as may be expressly provided herein (including, without limitation, Section 3 hereof), no provision of this Agreement is intended, nor shall it be interpreted, to provide or create any third party beneficiary rights or any other rights of any kind in any customer, affiliate, shareholder, partner, member, director, officer or employee of any party hereto or any other Person.  All provisions hereof shall be personal solely among the parties to this Agreement.

6.8 Severability.  If any provision of this Agreement, or the application thereof, is for any reason held to any extent to be invalid or unenforceable, the remainder of this Agreement and application of such provision to other Persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto.  The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of the void or unenforceable provision and to execute any amendment, consent or agreement deemed necessary or desirable by the Company to effect such replacement; provided, however, that such replacement does not defeat the principal purpose of this Agreement.

6.9 Interpretation.  This Agreement shall be read and construed in the English language.  As used in this Agreement, any reference to the masculine, feminine or neuter gender shall include all genders, the plural shall include the singular, and singular shall include the plural.  References herein to a party or other Person include their respective successors and assigns.  The words “include,” “includes” and “including” when used herein shall be deemed to be followed by the phrase “without limitation” unless such phrase otherwise appears.  Unless the context otherwise requires, references herein to articles, sections, schedules, exhibits and attachments shall be deemed references to articles and sections of, and schedules, exhibits and attachments to, this Agreement. Unless the context otherwise requires, the words “hereof,” “hereby” and “herein” and words of similar meaning when used in this Agreement refer to this Agreement in its entirety and not to any particular article, section or provision hereof.  Except when used together with the word “either” or otherwise for the purpose of identifying mutually exclusive alternatives, the term “or” has the inclusive meaning represented by the phrase “and/or.”  Any deadline or time period set forth in this Agreement that by its terms ends on a day that is not a Business Day shall be automatically extended to the next succeeding Business Day.  All references in this Agreement to “dollars” or “$” shall mean United States dollars.  With regard to each and every term and condition of this Agreement, the parties hereto understand and agree that the same have or has been mutually negotiated, prepared and drafted, and that if at any time the parties desire or are required to interpret or construe any such term or condition or any agreement or instrument subject thereto, no consideration shall be given to the issue of which party actually prepared, drafted or requested any term or condition of this Agreement.

6.10 Notices.  Any notice to be given by any party to this Agreement shall be given in writing and may be effected by facsimile, personal delivery, overnight courier or e-mail addressed to Glowpoint as follows:

Glowpoint, Inc.
4300 Mountain Avenue, Suite 301
Murray Hill, NJ 07974
Attn:  Steven Peri
e-mail:  speri@glowpoint.com

With a copy to:

Thompson Hine LLP
335 Madison Avenue 12th Floor
New York, NY 10017
Facsimile:  (212) 344-6101
Attn:  Todd E. Mason, Esq.
e-mail:  todd.mason@thompsonhine.com

or the applicable Holder at the respective address, e-mail or facsimile number set forth opposite such Holder’s name on Exhibit A hereto.  The date of service for any notice sent in compliance with the requirements of this Section 6.10 shall be (i) the date such notice is personally delivered, (ii) one day after date of delivery to the overnight courier if sent by overnight courier or (iii) the next succeeding Business Day after transmission by e-mail or facsimile.

6.11 Equitable Remedies.  The parties to this Agreement agree that irreparable damage would occur and that the parties to this Agreement would not have any adequate remedy at law in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached.  It is accordingly agreed that the parties to this Agreement shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, in each case without the necessity of posting bond or other security or showing actual damages, and this being in addition to any other remedy to which they are entitled at law or in equity.

[Signatures on following page]

IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be duly executed and delivered in its name and on its behalf as of the date first written above.

THE COMPANY:

Glowpoint, Inc.

By:  /s/ Tolga Sakman
Name:  Tolga Sakman
Title:  Chief Financial Officer

HOLDERS:

By: /s/ Peter J. Holst
Name: Peter J. Holst

By: /s/ Bryce Ambrazinuas
Name: Bryce Ambrazinuas

By: /s/ Fred Birner
Name: Fred Birner

By: /s/ Mark Birner
Name: Mark Birner

By: /s/ Wesley A. Brown
Name: Wesley A. Brown

By: /s/ Andrew Drenick
Name: Andrew Drenick

By: /s/ Mark Peter de Lone Feer
Name: Mark Peter de Lone Feer

By: /s/ Michael A. Franson
Name: Michael A. Franson

By: /s/ James Geis
Name: James Geis

By: /s/ Dennis Genty
Name: Dennis Genty

By: /s/ Ron Huston
Name: Ron Huston

By: /s/ Laurence Jones
Name: Laurence Jones

By:/s/ Scott E. Paine
Name: Scott E. Paine, by Equity Trust Company Custodian FBO Scott E. Paine IRA

By: /s/ Douglas Robinson
Name: Douglas Robinson

PROFUNDIX

By: /s/ David M. Stern
Name: David M. Stern
Title: Manager

TAMARACK CORPORATION, INC.

By: /s/ David Carlson
Name: David Carlson
Title: Owner/President

MAIN STREET CAPITAL CORPORATION:

By: /s/ Robert Shuford
Name: Robert Shuford
Title: MD

MAIN STREET CAPITAL II, LP:
By: Main Street Capital II GP, LLC, its general partner

By: /s/ Robert Shuford
Name: Robert Shuford
Title: MD

MAIN STREET MEZZANINE FUND, LP:
By: Mainstreet Mezzanine Management, LLC, its general partner

By: /s/ Robert Shuford
Name: Robert Shuford
Title: MD

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.:

By: /s/ K. Nicholas Martitsch
Name: K. Nicholas Martitsch
Title: Associate General Counsel